UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021 (March 4, 2021)
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(877) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 4, 2021, Enphase Energy, Inc. (the “Company”) entered into a partial unwind agreement (the “Unwind Agreement”) with Barclays Bank PLC (the “Counterparty”) with respect to (a) the Base Warrants Confirmation, dated May 30, 2019 (the “Base Confirmation”), and (b) the Additional Warrants Confirmation, dated June 4, 2019 (the “Additional Confirmation”). On March 5, 2021, the number of warrants under the Base Confirmation was reduced from 386,929 to 0, and the number of warrants under the Additional Confirmation was reduced from 234,135 to 20,840. In consideration for the transactions under the Unwind Agreement, on March 5, 2021, the Company issued to the Counterparty 520,835 shares of the Company’s common stock, $0.00001 par value per share (the “Shares”). The Shares were issued to the Counterparty under the Unwind Agreement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
The foregoing summary of the Unwind Agreement is qualified in its entirety by reference to the Unwind Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit 10.1 is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
10.1	Partial Unwind Agreement, dated March 4, 2021, between Enphase Energy, Inc. and Barclays Bank PLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 8, 2021	ENPHASE ENERGY, INC.
		By:	/s/ Eric Branderiz
Eric Branderiz
Executive Vice President and Chief Financial Officer